FORM 8

                      [As last amended September 26, 1949]

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C 20549

                       AMENDMENT TO APPLICATION OR REPORT

          Filed pursuant to Section 12, 13, or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934

                              GULFWEST OIL COMPANY
               (Exact name of registrant as specified in charter)

                                 AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report for October 10, 1996 on Form 8-K as set forth in the pages attached hereto:


              Item 7(a) Financial Statements of Businesses Acquired
              Item 7(b) Pro Forma Financial Information


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              GulfWest Oil Company


                                              By /s/Jim C. Bigham
                                              Jim C. Bigham, Secretary



Date: December 20, 1996

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

     On October 10, 1996, GulfWest Texas Company, a wholly owned subsidiary of GulfWest Oil Company (the "Company"), purchased from Gary O. Bolen, individually and d/b/a Badger Oil Company, and Pharaoh Oil and Gas, Inc., unrelated parties (collectively "Pharaoh"), 100% working interest in 279 oil wells on 5,100 acres in the Vaughn Field, Crockett County, Texas, for $3.1 million, pursuant to a Purchase and Sale Agreement (the "Agreement") dated June 12, 1996.

     Currently, 82 of the oil wells acquired are active, producing an aggregate of 235 barrels of oil per day. The Company plans to place 80 of the inactive wells back in production over the next six months through enhancement and recompletions, increasing production to approximately 420 barrels per day. The properties have proved developed producing and non-producing oil reserves estimated at 1.3 million barrels. The field has numerous infield drilling locations as well as secondary recovery potential.

     Under the terms of the Agreement, the Company paid $1.6 million in cash, using substantially all of the proceeds of the Company's recent Private Offering of preferred stock, and the balance was financed by the seller. The Company executed a term note to Pharaoh for $1.5 million, together with interest thereon, at a variable rate of interest per annum equal to the Prime Rate of the Texas Commerce Bank National Association of Midland, Texas plus 1.5% per annum, but in no event to exceed the highest lawful rate. The note is due and payable in thirty-six (36) monthly installments with the first thirty-five (35) in the amount of $14,342.88 plus accrued interest due and payable on or before the 22nd day of each and every month, beginning on November 22, 1996, and one final installment of the entire unpaid balance of principal and accrued interest due on or before October 22, 1999, unless otherwise extended. The properties are encumbered by a first mortgage held by the Texas Commerce Bank, who has agreed to release the mortgage upon receipt of $1,274,000 in principal, plus accrued interest.

     Management of the Company negotiated the purchase price based upon a report on the property provided by the independent engineering firm of Ryder Scott Company, Denver, Colorado.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired

         (b)      Pro Forma Financial Information


                             THE ACQUIRED PROPERTIES

                         UNAUDITED STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES

                      For the Year Ended December 31, 1995
                and for the Nine Months Ended September 30, 1996



                                                                                                             Nine Months
                                                                                  Year Ended                   Ended
                                                                                 Dec. 31, 1995             Sept. 30, 1996

Revenues:
  Oil and Gas Production                                                         $ 1,012,100               $ 759,100


Expenses:
  Direct Operating Expenses                                                          377,100                 282,200

Revenues Less Operating Expenses                                                 $   635,000               $ 476,900




                              GULFWEST OIL COMPANY
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995


                                                                   Historical
                                                                  The Company        Adjustments        Pro Forma
REVENUES:
  Oil and Gas Production                                          $   551,355        $ 1,012,100 (a)   $ 1,563,4550
  Pipeline Income                                                      32,385                               32,385
  Management Fees                                                      85,627                               85,627

    Total Revenues                                                    669,367          1,012,100         1,681,467

EXPENSES:
  Lease Operating Expenses                                            416,103            377,100 (a)       793,203
  Lease Abandonment Expense                                            51,618                               51,618
  Depreciation and Depletion                                          331,315            217,000 (b)       548,315
  General and Administrative                                          912,322                              912,322

    Total Expenses                                                  1,711,358            594,100         2,305,458

INCOME (LOSS) FROM
  CONTINUING OPERATIONS                                            (1,041,991)           418,000          (623,991)

OTHER INCOME AND EXPENSE:
  Interest Income                                                      27,708                               27,708
  Interest Expense                                                   (172,560)          (135,000)(c)      (307,560)

    Total Other Income and Expense                                   (144,852)          (135,000)         (279,852)

NET INCOME (LOSS) BEFORE TAXES
  FROM CONTINUING OPERATIONS                                       (1,186,843)           283,000          (903,843)

PROVISION FOR INCOME TAXES                                                  0                  0                 0

NET INCOME (LOSS) FROM
 CONTINUING OPERATIONS                                            $(1,186,843)       $   283,000       $  (903,843)




          See accompanying notes to the unaudited pro forma statements.


                              GULFWEST OIL COMPANY
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1996


                                                                   Historical
                                                                  The Company        Adjustments       Pro Forma

REVENUES:
  Oil and Gas Production                                          $   757,937        $   759,100 (a)   $ 1,517,037
  Pipeline Income                                                       5,373                                5,373
  Management Fees                                                     136,536                              136,536

    Total Revenues                                                    899,846            759,100         1,658,946

EXPENSES:
  Lease Operating Expenses                                            387,888            282,200 (a)       670,088
  Lease Abandonment Expense                                            85,696                               85,696
  Depreciation and Depletion                                          281,565            162,800 (b)       444,365
  General and Administrative                                          719,779                              719,779

    Total Expenses                                                  1,474,928            445,000         1,919,928

INCOME (LOSS) FROM
  CONTINUING OPERATIONS                                              (575,082)           314,100          (260,982)

OTHER INCOME AND EXPENSE:
  Interest Income                                                      26,827                               26,827
  Interest Expense                                                   (172,671)           (90,500)(c)      (263,171)

    Total Other Income and Expense                                   (145,844)           (90,500)         (236,344)

NET INCOME (LOSS) BEFORE TAXES
  FROM CONTINUING OPERATIONS                                         (720,926)           223,600          (497,326)

PROVISION FOR INCOME TAXES                                                  0                  0                 0

NET INCOME (LOSS) FROM
 CONTINUING OPERATIONS                                            $  (720,926)     $     223,600       $  (497,326)




          See accompanying notes to the unaudited pro forma statements.

                              GULFWEST OIL COMPANY

                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1.       Basis of Presentation

     The accompanying unaudited pro forma statements of operations present the results of operations of the Company for the year ended December 31, 1995 and for the nine months ended September 30, 1996, as if the purchase of the acquired properties had occurred as of the beginning of 1995.

     The unaudited pro forma information has been prepared and all calculations have been made by the Company based upon assumptions deemed appropriate by the Company. Certain of these assumptions are set forth in the notes below. The accompanying unaudited pro forma financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information prepared in accordance with generally accepted accounting principles has been condensed or omitted pursuant to those rules and regulations. The financial statements of the Company and the related notes thereto presented in the Annual Report on form 10-K should be read in conjunction with these pro forma statements.

2.       Pro Forma Adjustments

     The accompanying unaudited pro forma statements of operations reflect the following adjustments:

     (a) To adjust oil and gas production revenues as a result of the acquisition of the acquired properties.

     (b) To adjust depreciation and depletion as a result of the acquisition of the acquired properties.

     (c) To adjust interest expense for loan used to purchase the properties.